UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 20, 2014
(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement material pursuant to Rule 14a14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement material pursuant to Rule 13e-4(c) under the Exchange Act (17 CFE 240.13e-4(c))

Item 8.01    Other Events

On January 20, 2014, Equity LifeStyle Properties, Inc. (NYSE: ELS) (referred to herein as “we,” “us,” and “our”) announced the tax treatment of the 2013 common and preferred share distributions. The common distributions are adjusted for the 2-for-1 stock split distributed on July 15, 2013, to holders of record on July 5, 2013. The following table summarizes the income tax treatment of our 2013 common distributions. All numbers in the table are reported on a post-split basis.

Common Shares (CUSIP No. 29472R108)

Record Date	Payable Date	Distribution Per Share	Total Distribution Allocable to 2013	Ordinary Taxable Dividend	Long-Term Capital Gain Distribution	Unrecaptured Section 1250 Gain (1)
03/28/13	04/12/13	$0.250000	$0.250000	$0.177420	$0.072580	0.017447
06/28/13	07/12/13	$0.250000	$0.250000	$0.177420	$0.072580	0.017447
09/27/13	10/11/13	$0.250000	$0.250000	$0.177420	$0.072580	0.017447
12/27/13	01/10/14	$0.250000	$0.208727	$0.148129	$0.060598	0.014567
TOTALS		$1.000000	$0.958727	$0.680389	$0.278338	$0.066908

(1) Unrecaptured Section 1250 Gain is a subset of, and included in, the 2013 Total Capital Gain Distribution amount.
The common stock distribution with a record date of December 27, 2013, paid on January 10, 2014, will be a split-year distribution with $0.208727 considered a distribution made in 2013 for U.S. federal income tax purposes, and $0.041273 allocable to 2014 for federal tax purposes.

Series C Cumulative Redeemable Perpetual Preferred Stock (CUSIP No. 29472R405).

Record Date	Payable Date	Distribution Per Share (1)	Ordinary Taxable Dividend	Long-Term Capital Gains Dividend	Unrecaptured Section 1250 Gain (2)
03/21/13	04/01/13	$0.421875	$0.299396	$0.122479	0.029442
06/20/13	07/01/13	$0.421875	$0.299396	$0.122479	0.029442
09/20/13	09/30/13	$0.421875	$0.299396	$0.122479	0.029442
12/11/13	12/31/13	$0.421875	$0.299396	$0.122479	0.029442
TOTALS		$1.687500	$1.197584	$0.489916	0.117768

(1) The distributions represent the distributions on each Depositary Share (representing 1/100 of a share of Series C Preferred Stock).
(2) Unrecaptured Section 1250 Gain is a subset of, and included in, the 2013 Total Capital Gain Distribution.

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from us.

Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 378 quality properties in 32 states and British Columbia consisting of 139,616 sites. We are a self-administered, self managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By:/s/ Paul Seavey
Paul Seavey
Senior Vice President, Chief Financial Officer and
Treasurer

Date: January 22, 2014